SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 7, 2010

SOLAR ENERTECH CORP.
(Exact name of Company as specified in Charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-51717 (Commission File No.)	98-0434357 (IRS Employee Identification No.)

444 Castro Street, Suite #707
Mountain View, California 94041
(Address of Principal Executive Offices)

(650) 688-5800
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2 below).

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Series A and Series B Notes Conversion Agreement and Amendment of the Series A Notes and Series B Notes

As previously reported, on March 7, 2007, Solar EnerTech Corp., a Delaware corporation (the “Company”), entered into a Securities Purchase Agreement (the “2007 Securities Purchase Agreement”) with certain institutional accredited investors (the “2007 Note Holders”) for a private placement of $8,300,000 of convertible notes and warrants consisting of $5,000,000 principal amount of its Series A Notes (the “Series A Notes”) and warrants to purchase up to 7,246,377 shares of its common stock (the “Series A Warrants”) and $3,300,000 principal amount of its Series B Notes (the “Series B Notes”, and with the Series A Notes, the “Notes”) and warrants to purchase up to 5,789,474 shares of its common stock (the “Series B Warrants”) for aggregate gross proceeds of $8,000,000 and the conversion of $300,000 of outstanding indebtedness (the “2007 Financing”).  As previously reported, on March 20, 2007, the Company sold an additional $9,000,000 principal amounts of Series B Notes to “institutional” accredited investors and issued to such investors an additional 15,789,474 Series B Warrants.

On January 7, 2010, the Company entered into a Series A and Series B Notes Conversion Agreement (the “Conversion Agreement”) with the holders of the Notes representing at least seventy-five percent of the aggregate principal amounts outstanding under the Notes (the “Required Holders”).  Under the Conversion Agreement, the Notes have been amended and election has been taken such that all outstanding principal and accrued but unpaid interest with respect to all of the outstanding Notes have been automatically converted into shares of the Company’s common stock (the “Conversion”) at a conversion price per share of common stock of $0.15 effective as of January 7, 2010 (the “Conversion Date”).  Approximately 78,289,723 shares of the Company’s common stock are issuable in the Conversion.  As of the Conversion Date, no further payments are owing or payable under the Notes.  As of the Conversion Date, each Note no longer represents a right to receive any cash payments (including, but not limited to, interest payments) and only represents a right to receive the shares of common stock into which such Note has been automatically converted into.

A copy of the Conversion Agreement is furnished with this report on Form 8-K as Exhibit 10.1.

Amendment to the Series A, Series B and Series C Warrants

In addition to the Series A Warrants and the Series B Warrants described above, as previously reported, on January 11, 2008, pursuant to a Securities Purchase Agreement dated January 11, 2008, the Company sold 24,318,181 share of its common stock and issued warrants to purchase up to 24,318,181 shares of its common stock (the “Series C Warrants”, and together with the Series A Warrants and Series B Warrants, collectively the “Warrants”) to “institutional” accredited investors.

In connection with the Conversion, on January 7, 2010, the Company entered into an Amendment to the Series A, Series B and Series C Warrants (the “Warrant Amendment”) with the holders of at least a majority of the common stock underlying each of the Company’s outstanding Series A Warrants, Series B Warrants and Series C Warrants.  The Warrant Amendment reduces the exercise price for all of the Warrants to $0.15, removes certain maximum ownership provisions and removes antidilution provisions for lower-priced security issuances.

A copy of the Warrant Amendment is furnished with this report on Form 8-K as Exhibit 10.2.

Leo Shi Young Amended and Restated Executive Employment, Incentive, and Severance Agreement

In connection with the Conversion, on January 7, 2010, the Company and Leo Shi Young, the Company’s Chief Executive Officer and President, entered into an Amended and Restated Executive Employment, Incentive, and Severance Agreement (the “Amended Young Employment Agreement”) which amended and restated that certain Equity Incentive, Change of Control Retention and Severance Agreement dated August 19, 2008 with Mr. Young.  Under the terms of the Amended Young Employment Agreement, Mr. Young is entitled to receive: (i) an annual base salary of $250,000; (ii) additional options for a number of shares of the Company’s common stock to be determined by the Board if the Company reaches certain operating and financial metrics agreed upon between the Board and Mr. Young; (iii) a severance arrangement of a lump sum payment in an amount equal to eighteen (18) months of Mr. Young’s then effective base salary and acceleration of vesting of stock options and restricted stock under certain conditions; and (iv) other benefits as set forth in the Amended Young Employment Agreement as furnished with this report on Form 8-K as Exhibit 10.3.

Steve Mao Ye Amended and Restated Employment Agreement

In connection with the Conversion, on January 7, 2010, the Company and Steve Mao Ye, the Company’s Chief Financial Officer, entered into an Amended and Restated Employment Agreement (the “Amended Ye Employment Agreement”) which amended and restated that certain Management Agreement dated April 2, 2009 with Mr. Ye.  Under the terms of the Amended Ye Employment Agreement, Mr. Ye is entitled to receive (i) an annual salary of Chinese RMB 600,000 (approximately US$88,000 as of the date hereof), increasing to Chinese RMB 672,000 (approximately US$98,500 as of the date hereof) to the extent the Company achieves profitability for each of the quarters ending March 30, 2010 and June 30, 2010; (ii) severance arrangement of a lump sum payment in an amount equal to six (6) months of Mr. Ye’s then effective base salary and acceleration of vesting of stock options and restricted stock under certain conditions; and (iii) other benefits as set forth in the Amended Ye Employment Agreement as furnished with this report on Form 8-K as Exhibit 10.4.

Voting Agreement

In connection with the Conversion, on January 7, 2010, The Quercus Trust, Leo Shi Young (collectively, the “Stockholders”) and the Company entered into a Voting Agreement (the “Voting Agreement”).  Under the terms of the Voting Agreement, the Stockholders agreed to the nominate to the Board:

•	two individuals by the holders of a majority of shares of the Company’s common stock originally issued to the holders of the Notes at the Conversion (the “Note Stockholders”);
•	Mr. Young;
•	one individual designated by Mr. Young; and
•	one individual designated by the Note Stockholders who shall have a background appropriate for service on the Company’s audit committee and, if possible, industry experience.

A copy of the Voting Agreement is furnished with this report on Form 8-K as Exhibit 10.5.

The foregoing summaries do not purport to be complete and are qualified in their entireties by reference to the full text of the Conversion Agreement, Warrant Amendment, the Amended Young Employment Agreement, the Amended Ye Employment Agreement and the Voting Agreement, which are filed herewith as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively.

Item 1.02	Termination of a Material Definitive Agreement.

As described above in Item 1.01 and incorporated herein by reference, on January 7, 2010, the 2007 Securities Purchase Agreement was terminated pursuant to the Conversion Agreement. The information required by Item 1.02 is included in Item 1.01 and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information required by Item 3.02 is included in Item 1.01 and incorporated herein by reference.  The securities issued pursuant to the Conversion Agreement were offered and sold to investors in private transactions made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended.

Item 3.03	Material Modification to Rights of Securities Holders.

The information required by Item 3.03 is included in Item 1.01 and incorporated herein by reference.

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

As described above in Item 1.01 and incorporated herein by reference, Robert Coackley and Kevin Koy will resign from the Board effective upon the later of (i) the Conversion and (ii) the filing of the Company’s Form 10-K for the fiscal period ended September 30, 2009.

(d)

As described above in Item 1.01, and incorporated herein by reference, David A. Field and David Anthony have been appointed as directors to the Board effective upon the later of (i) the Conversion and (ii) the filing of the Company’s Form 10-K for the fiscal period ended September 30, 2009.

Mr. Field is President and Chief Executive Officer of Applied Solar, LLC, the successor to the business and assets of Applied Solar, Inc., which, together with one of its wholly-owned subsidiaries, Solar Communities I, LLC, filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code on July 28, 2009.  Mr. Field is a director of ThermoEnergy Corporation, a Delaware corporation.  Mr. Field had been President, Chief Executive Officer and a director of Applied Solar, Inc., positions he had held since October 2007,  November 2008 and June 2008, respectively.  Prior to joining Applied Solar, Inc., Mr. Field was a senior executive at Clark Security Products from January 2005 to August 2006.  Previously, he founded and managed several companies in the energy sector.  In June 2001, Mr. Field founded and was chief executive officer of Clarus Energy Partners, a leading distributed generation developer, owner and operator that was acquired by Hunt Power in early 2004. Prior to Clarus Energy, Mr. Field co-founded Omaha-based Kiewit Fuels, a renewable energy company specializing in the development of biofuels production.  In addition to a career in sustainable energy development, he also has an extensive background in water technology and infrastructure development, with companies such as Bechtel, Peter Kiewit, and Poseidon Resources, as well as in corporate finance with Citicorp.  Mr. Field is 48 years old

Mr. Anthony is an experienced entrepreneur, venture capitalist, and educator.  He is the Managing Director of 21 Ventures, a position he has held since 2003, and sits on the boards of ThermoEnergy Corporation, Agent Video Intelligence, Axion Power International, Inc., 3GSolar, BioPetroClean, Open Energy and VOIP Logic.  Prior to 21 Ventures, Mr. Anthony launched Notorious Entertainment, a developer of multimedia brands.  Mr. Anthony is 48 years old.

(e)

The information required by Item 5.02(e) is included in Item 1.01 and incorporated herein by reference.

ITEM 8.01	Other Events.

On January 8, 2010, the Company issued a press release with respect to the transactions and matters described in this Form 8-K.

Item 9.01	Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Series A and Series B Notes Conversion Agreement dated January 7, 2010.
10.2	Amendment to the Series A, Series B and Series C Warrants dated January 7, 2010.
10.3	Amended and Restated Executive Employment, Incentive, and Severance Agreement dated January 7, 2010 by and between the Company and Leo Shi Young.
10.4	Amended and Restated Employment Agreement dated January 7, 2010 between the Company and Steve Mao Ye.
10.5	Voting Agreement dated January 7, 2010 with The Quercus Trust and Leo Shi Young.
99.1	Press Release dated January 8, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 8, 2010

SOLAR ENERTECH CORP.

By:	/s/ Leo Shi Young
Leo Shi Young, Chief Executive Officer